UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2011

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Employment Agreements.

On January 4, 2011, Affirmative Insurance Holdings, Inc. (the “Registrant”) entered into an Executive Employment Agreement with Gary Y. Kusumi, the Registrant’s Chief Executive Officer (the “Kusumi Agreement”), and on January 7, 2011, the Registrant entered into: (i) a First Amended and Restated Executive Employment Agreement with Michael J. McClure, the Registrant’s Executive Vice President and Chief Financial Officer (the “McClure Agreement”) and (ii) a Second Amended and Restated Executive Employment Agreement with Robert A. Bondi, the Registrant’s Executive Vice President and President – Retail Agency Group (the “Bondi Agreement”). The Kusumi Agreement, McClure Agreement and Bondi Agreement are collectively referred to herein as the “Employment Agreements.”

Gary Y. Kusumi, Chief Executive Officer. The Kusumi Agreement is effective as of October 1, 2010 and provides for, among other things: (i) an annual base salary of $650,000; (ii) eligibility to participate in the Registrant’s bonus plan(s) with eligibility for an annual cash bonus target of 100% of Mr. Kusumi’s base salary (for calendar year 2010, Mr. Kusumi shall receive a minimum bonus of $165,000); (iii) eligibility to participate in the Registrant’s 2004 Amended and Restated Stock Incentive Plan (as the same may be amended from time to time); and (iv) all benefits as are generally provided by the Registrant to all of its executive officers, including but not limited to participation in any group life, health, dental, vision, disability or accident insurance programs, 401(k) plans, or supplemental retirement, deferred compensation or vacation plans. In addition, in the event that Mr. Kusumi is terminated “without cause” or resigns for “good reason” (as those terms are defined in the Kusumi Agreement), Mr. Kusumi shall also be entitled to receive a lump sum severance payment equal to: (a) the payment of all earned but unpaid base salary and accrued paid-time-off (“Accrued Kusumi Compensation”), (b) an amount equal to the previous year’s bonus paid to Mr. Kusumi prorated on a daily basis for the number of days employed in the year of termination through the date of termination (the “Pro Rata Kusumi Bonus”), (c) the payment of an amount equal to the sum of: (1) Mr. Kusumi’s then-current Base Salary and (2) an amount equal to Mr. Kusumi’s target bonus (the “Additional Kusumi Severance Payment”), and (d) the Registrant shall pay the costs to Mr. Kusumi for continuation coverage under COBRA during a continuation period as defined in the Kusumi Agreement. Any payment of Accrued Kusumi Compensation or Pro Rata Kusumi Bonus shall be made by the Registrant to Mr. Kusumi within thirty (30) days of termination of the Kusumi Agreement, and any Additional Kusumi Severance Payment shall be payable by the Registrant to Mr. Kusumi in twelve (12) equal monthly installments, each due on the first day of each month during the course of the year following the termination of the Kusumi Agreement, subject to U.S. Internal Revenue Code Section 409A restrictions, if any. In the event that, within six (6) months following the occurrence of an event constituting a “change in control” (as that term is defined in the Kusumi Agreement): (1) the Registrant terminates the Kusumi Agreement for reasons other than “cause” or due to “disability” (as those terms are also defined in the Kusumi Agreement), or (2) Mr. Kusumi terminates the Kusumi Agreement for “good reason”, the Registrant shall pay to Mr. Kusumi all Accrued Kusumi Compensation, the Pro Rata Kusumi Bonus, and an additional amount equal to two-times the Additional Kusumi Severance Payment within five (5) days of said termination (in addition to all applicable COBRA payments for the continuation period referenced above). The Kusumi Agreement has an initial term of three (3) years from the October 1, 2010 effective date, and shall automatically terminate unless the Registrant provides written notice of its intention to renew or extend the Kusumi Agreement at least one (1) year before the last day of the term.

Michael J. McClure, Executive Vice President and Chief Financial Officer. The McClure Agreement is effective as of December 1, 2010 and provides for, among other things: (i) an annual base salary of $365,000; (ii) eligibility to participate in the Registrant’s bonus plan(s) with eligibility for an annual cash bonus target of no less than 65% of Mr. McClure’s base salary; (iii) eligibility to participate in the Registrant’s 2004 Amended and Restated Stock Incentive Plan (as the same may be amended from time to time); and (iv) all benefits as are generally provided by the Registrant to all of its executive officers, including but not limited to participation in any group life, health, dental, vision, disability or accident insurance programs, 401(k) plans, or supplemental retirement, deferred compensation or vacation plans. In addition, in the event that Mr. McClure is terminated “without cause” or resigns for “good reason” (as those terms are defined in the McClure Agreement), Mr. McClure shall also be entitled to receive a lump sum severance payment equal to: (a) the payment of all earned but unpaid base salary and accrued paid-time-off (“Accrued McClure Compensation”) and (b) an additional payment equal to one year of the sum of Mr. McClure’s then-current base salary plus an amount equal to Mr. McClure’s target bonus (the “Additional McClure Severance Payment”). In addition, the Registrant shall pay the costs to Mr. McClure for continuation coverage under COBRA during a continuation period as defined in the McClure Agreement. The McClure Agreement has an initial term through November 30, 2013 and shall automatically terminate unless the Registrant provides written notice of its intention to renew or extend the McClure Agreement at least six (6) months before the last day of the term.

Robert A. Bondi, Executive Vice President and President – Retail Agency Group. The Bondi Agreement is retroactively effective as of January 1, 2011 and provides for, among other things: (i) an annual base salary of $365,000; (ii) eligibility to participate in the Registrant’s bonus plan(s) with eligibility for an annual cash bonus target of no less than 75% of Mr. Bondi’s base salary; (iii) eligibility to participate in the Registrant’s 2004 Amended and Restated Stock Incentive Plan (as the same may be amended from time to time); and (iv) all benefits as are generally provided by the Registrant to all of its executive officers, including but not limited to participation in any group life, health, dental, vision, disability or accident insurance programs, 401(k) plans, or supplemental retirement, deferred compensation or vacation plans. In addition, in the event that Mr. Bondi is terminated “without cause” or resigns for “good reason” (as those terms are defined in the Bondi Agreement), Mr. Bondi shall also be entitled to receive a lump sum severance payment equal to: (a) the payment of all earned but unpaid base salary and accrued paid-time-off (“Accrued Bondi Compensation”) and (b) an additional payment equal to one year of the sum of Mr. Bondi’s then-current base salary plus an amount equal to Mr. Bondi’s target bonus (the “Additional Bondi Severance Payment”). In addition, the Registrant shall pay the costs to Mr. Bondi for continuation coverage under COBRA during a continuation period as defined in the Bondi Agreement. The Bondi Agreement has an initial term through November 26, 2013 and shall automatically terminate unless the Registrant provides written notice of its intention to renew or extend the Bondi Agreement at least six (6) months before the last day of the term.

Employment Agreements, Generally. Each of the Employment Agreements also provide that during the respective terms of each of Messrs. Kusumi, McClure and Bondi’s employment with the Registrant and for a period of one year thereafter, they shall not, either directly or indirectly, (i) engage in duties or provide services to a competitor of the Registrant, in any capacity, which are substantially similar to those the executive provided to the Registrant under their

Employment Agreement, in the states in which the Registrant is conducting business or has expended resources in preparation to do business (except that each Employment Agreement provides that the foregoing restriction is not applicable if the term of the Employment Agreement expires by reason of the Registrant’s election not to renew or extend the same); (ii) divert away or attempt to divert away any business from the Registrant to another Registrant, business, or individual; (iii) solicit, entice, persuade or induce any employee, agent or representative of the Registrant to terminate such person’s relationship with the Registrant or to become employed by any business or person other than the Registrant; or (iv) (with certain limited exceptions) own, manage, operate, control, invest or acquire an interest in any competitor of the Registrant or business or entity that owns or operates a competitor of the Registrant. Messrs. Kusumi, McClure and Bondi are also prohibited, during the respective terms of their employment with the Registrant and following the termination or expiration of their respective Employment Agreements for any reason, from disparaging, directly or indirectly, the Registrant or any of its subsidiaries. Further, the Registrant is prohibited, during the term of each such executive’s employment with the Registrant and following the termination or expiration of the each Employment Agreement for any reason, from disparaging, directly or indirectly, the executive.

The Employment Agreements also provide that in the event that the Registrant and the individual executive do not agree to a renewal or extension of the Employment Agreement, then as of the last day of the term of such Employment Agreement: (1) unless otherwise set forth in any award documents, the executive’s unvested stock options and restricted stock awards (if any) will immediately vest; and (2) the executive shall be entitled to an amount equal to the previous year’s bonus paid to him prorated on a daily basis for the number of days employed in the year of expiration of the term through the date of expiration of the term, to be paid in full within thirty (30) days of the expiration of the term (the “Pro Rata Non-Renewal Bonus”).

The descriptions of the respective terms of the Employment Agreements as set forth herein do not purport to be complete and are qualified in their entirety by reference to the full, respective texts of thereof, copies of which being herewith filed as Exhibits 10.1, 10.2 and 10.3 (respectively) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Executive Employment Agreement, executed on January 5, 2011 (effective as of October 1, 2010), between Affirmative Insurance Holdings, Inc. and Gary Y. Kusumi

10.2	First Amended and Restated Executive Employment Agreement, executed on January 5, 2011 (effective as of December 1, 2010), between Affirmative Insurance Holdings, Inc. and Michael J. McClure

10.3	Second Amended and Restated Executive Employment Agreement, executed on January 5, 2011 (effective as of January 1, 2011), between Affirmative Insurance Holdings, Inc. and Robert A. Bondi

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher

Date: January 10, 2011	Name: Joseph G. Fisher

Title: Executive Vice President, General Counsel and Secretary